UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: October 30, 2006

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 859-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 30, 2006, Nautilus, Inc. (the “Company”) entered into a revolving credit agreement with Bank of America. The credit agreement provides for an unsecured revolving credit facility to include revolving loans for a maximum commitment amount of $25,000,000. The credit facility expires on December 30, 2006. The credit facility is intended for general corporate purposes, including working capital, stock repurchases, and permitted acquisitions.

The credit facility provides for either Base Rate or Eurodollar Rate loans. Each loan shall be in a principle amount of $1,000,000 or in increments of $100,000 in excess thereof. Base rate loans bear interest at the higher of the Federal Funds rate plus  1/2 of 1% or the prime rate; Eurodollar loans bear interest at the Eurodollar Rate plus 1.00%.

The credit agreement includes a commitment fee of 0.25% per annum for the unused portion of the commitment.

The credit agreement contains certain financial and non-financial covenants which include but are not limited to a leverage ratio.

Events of default under the terms of the agreement include but are not limited to the following:

•	The Borrower fails to pay any principal of any Loan as and on the date when due; or

•	The Borrower fails to pay any interest on any Loan, or any fee or other amount payable to the Lender under any Loan Document due hereunder, or any portion thereof, within five days after the date when due; or

•	The Borrower fails to comply with any covenant or agreement, subject to any applicable grace period and/or notice requirement; or

•	Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made; or

•	Any Event of Default occurs and is continuing under the Company’s existing line of credit extended by KeyBank National Association.

Subject to certain notice requirements and other conditions, upon an event of default the credit facility commitment shall automatically and immediately terminate and the principal of and interest then outstanding on all of the loans shall become immediately due and payable.

A copy of the credit agreement is attached hereto as Exhibit 10.1 and is incorporated herein. The foregoing description of the credit agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The terms of the direct financial obligation are summarized in Item 1.01 of this Form 8-K.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Credit agreement between the Company and Bank of America N.A., as lender, dated October 30, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

November 3, 2006	By:	/s/ William D. Meadowcroft
(Date)		William D. Meadowcroft,
Chief Financial Officer, Secretary and Treasurer